UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2018

QS

GLOBAL MARKET NEUTRAL FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Global Market Neutral Fund for the twelve-month reporting period ended September 30, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

II	QS Global Market Neutral Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the twelve months ended September 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2017 and first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.3% and 2.2%, respectively. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s initial reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.5%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and a deceleration in nonresidential fixed investment. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on September 30, 2018, the unemployment rate was 3.7%, versus 4.1% when the period began. September 2018’s reading was the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In September 2018, 22.9% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook — released after the reporting period ended — the International Monetary Fund (“IMF”)ii said, “Global growth for 2018-19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.7% in 2018, the same as in 2017.

Looking back, at its meeting that concluded on September 20, 2017, the Federal Reserve Board (the “Fed”)iii kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%. At its meeting that concluded on June 13, 2018, the Fed raised the federal funds rate to a range between 1.75% and 2.00%. Finally, at its meeting that ended on September 26, 2018, the Fed raised the federal funds rate to a range between 2.00% and 2.25%.

Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until

QS Global Market Neutral Fund	III

Investment commentary (cont’d)

December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2018

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	QS Global Market Neutral Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation. The Fund seeks positive returns unrelated to the broad global market by selecting both long and short positions in equity securities from anywhere in the world while applying measures that attempt to control for risk. We at QS Investors, LLC, the Fund’s subadviser, buy equity securities that we consider to be undervalued (“long positions”) and sell short equity securities that we consider to be overvalued (“short positions”). We use quantitative models to select long and short position sizes that we believe will achieve overall market neutrality, thereby attempting to limit the effects of global stock market movements on overall Fund performance. We view market neutrality to mean that the exposure of the long and short positions should offset one another producing a net equity exposure that is approximately +/- 1% under normal market conditions. Because of the Fund’s market neutral strategy, the Fund is intended to have returns that are generally independent of the returns and direction of the global stock market, although there can be no assurance that it will achieve that result.

Under normal market conditions, the Fund will invest primarily in common stocks, preferred stocks, convertible securities, American depositary receipts, global depository receipts, master limited partnerships (MLPs), real estate investment trusts (REITs)i, and securities of other investment companies including exchange-traded funds (ETFs). As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal market conditions, the Fund will invest in or have exposure to at least three countries, which may include the United States. The Fund may invest without limit in securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

When we deem it to be appropriate, the Fund may enter into various derivative transactions as a principal investment strategy using total return swaps, equity futures, options, warrants, and other similar investments. Derivatives may be used by the Fund as a hedging technique in an attempt to manage risk; as a substitute for buying or selling securities; to provide additional exposure to investment types or market factors; to change the characteristics of the Fund’s portfolio; in an attempt to enhance returns; and to manage cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Global equity returns were positive across most regions and sectors for the twelve-month reporting period ended September 30, 2018, with positive results driven largely by record returns in the U.S. In non-U.S. markets, growth slowed over the reporting period; a strong first half tapered off to more mixed results across regions and sectors during the second half of the reporting period. Emerging markets had negative returns during the reporting period

Global equities began the reporting period with positive returns in the final quarter of 2017, bringing full year gains to double-digits in U.S. dollars. Most major equity markets posted positive returns in each quarter of 2017, in spite of geopolitical tensions in the Middle East and the Korean peninsula as well as rate hikes in the United

QS Global Market Neutral Fund 2018 Annual Report	1

Fund overview (cont’d)

States and the United Kingdom. Central banks in most developed countries kept policy rates steady. However, during the fourth quarter of 2017, the Bank of England (“BoE”)ii hiked rates by 0.25% for the first time in over ten years and, as expected, the U.S. Federal Reserve Board (the “Fed”)iii raised rates by 0.25%, the third rise in 2017. South Korea became the first major Asian economy to raise its main policy rate since 2014.

The persistent trend of global equity growth ended in the first quarter of 2018. Despite a backdrop of solid global economic gains, the market in early February 2018 dipped into correction territory. The sell-off was believed to be sparked by a report that inflation in the U.S. was rising higher than expected, leading to fear that the Fed would accelerate their rate tightening schedule. Aside from inflation, global manufacturing indicators weakened slightly off a near three-and-a-half year high in January 2018. Equities remained volatile through the end of the quarter amid talks of new tariffs and trade friction between the U.S. and China. For the first quarter of 2018, only emerging markets stayed positive.

Global equity market performance in the second quarter of 2018 was positive in the U.S. and only a few other developed markets. Nearly all emerging markets and many developed markets declined in U.S. dollar terms, as the U.S. dollar continued to strengthen and global trade tensions increased amid tariff implementation. Equity market performance continued to be driven by a narrow segment of stocks, as the rally in momentum/growth stocks continued.

Global equity markets had a solid gain in the third quarter of 2018 in U.S. dollar terms. In keeping with the general trend of 2018, developed markets outperformed emerging markets, which declined slightly; the U.S. was again the top performer among developed markets, and growth stocks continued to outperform value. While business optimism in the U.S. reached new highs in September 2018, it deteriorated in other regions on weakening economic expansion, higher costs for oil and other commodities, and trade tensions.

The U.S. was a consistent outperformer for the period, with equity markets reaching all-time highs, most notably in the Information Technology (“IT”) and Consumer Discretionary sectors. All sectors posted gains, with almost half in double digits. The market generally benefited from strong economic statistics and muted inflation. In spite of geopolitical tensions and rising interest rates at the end of 2017, the year ended with strong corporate profits and a positive outlook for 2018, driven by the reduction in the corporate tax rates. After a downturn in February 2018 on fears of rapidly rising interest rates, potential trade wars and technology industry regulations, the U.S. was one of only a few developed markets to post a positive second calendar quarter in 2018. U.S. equity markets had a solid gain in the third quarter of 2018 as well. A variety of positive economic and macro data points provided support to equities, including below-average volatility, low jobless claims, strength in manufacturing data, and rising consumer confidence.

Japan was the best performing developed market after the U.S. for the twelve-month reporting period, with positive returns in all sectors, many in double digits. Employment, consumer prices, and business spending statistics continued to improve. While

2	QS Global Market Neutral Fund 2018 Annual Report

business sentiment declined in the final quarter of the reporting period on the high cost of materials, the economy is experiencing moderate growth with a rising gross domestic product (“GDP”)iv. Defensive sectors outperformed; the market was led by the Health Care, Consumer Staples, Communication Services1 and Utilities sectors. The Real Estate and Financials sectors were the weakest performers. We believe that the accommodative stance on monetary policy will likely continue as inflation, while rising at the end of the reporting period, is still less than the Bank of Japan’sv goal.

The U.K. also had a positive return for the reporting period despite periods of difficulty around Brexit negotiations, including a decline in the final quarter of the reporting period. Solid gains were posted early in the period, with November 2017 being one of the top months on record for factory output, as a weaker pound benefiting exports. After a weak first quarter of 2018, the U.K. had strong results in April 2018. The business environment included falling inflation and gains in the important services area, though consumer confidence was down. The final quarter of the reporting period saw negative returns across most sectors despite an uptick in manufacturing and the rate of job creation, likely as a result of fears around rising inflation and Brexit. The BoE left interest rates unchanged in September 2018 and noted that news about Brexit negotiations was going poorly — causing private companies to take cost-cutting measures and hold back on investments.

Continental Europe was the laggard among the major regions throughout much of the reporting period and ended in negative territory. Despite strong economic growth in the fourth quarter of 2017, only about half of the European markets advanced. These widely mixed returns persisted in 2018. In the first calendar quarter of that year, countries like Finland, Italy, and Portugal had positive returns, while others like Switzerland and Ireland, which saw negative returns of more than 4%, declined. Economic and sentiment indicators, which remained firmly in growth mode, fell modestly. In the second calendar quarter, equity and bond markets reacted to new governments in Spain and Italy. In the latter, the new coalition hinted it might want to leave the euro, leading to a short chaotic period, but walked back the claim. Eurozone banks declined sharply amid uncertainty generated by these claims, as well as the continued anemic interest rate regime. Continental Europe rose modestly in the final quarter of the reporting period. Markets barely reacted to the European Central Bank’s (“ECB”)vi recent announcement that it would reduce its quantitative easing program by half in October 2018 and expects to end the program by the end of 2018. Exports continued to be strong throughout the reporting period. However, manufacturers in the region continued to experience pricing pressure on steel and oil and a slowing growth trend in many markets including Germany and Switzerland.

Across the smaller regions, the resource-based Australia, New Zealand & Canada region, and Asia Developed ex-Japan posted

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

QS Global Market Neutral Fund 2018 Annual Report	3

Fund overview (cont’d)

positive returns while underperforming the FTSE 3-Month U.S. Treasury Bill Indexvii overall, and emerging markets declined.

Q. How did we respond to these changing market conditions?

A. Given that our process is designed to limit the effects of global stock market movements on overall Fund performance, changing market conditions do not necessitate a change in our process.

Performance review

For the twelve months ended September 30, 2018, Class A shares of QS Global Market Neutral Fund, excluding sales charges, returned -0.13%. The Fund’s unmanaged benchmark, the FTSE 3-Month U.S. Treasury Bill Index, returned 1.57% for the same period. The Lipper Alternative Equity Market Neutral Funds Category Average1 returned -0.29% over the same time frame.

Performance Snapshot as of September 30, 2018 (unaudited)
(excluding sales charges)	6 months	12 months
QS Global Market Neutral Fund:
Class A	-1.15%	-0.13%
Class I	-0.95%	0.18%
Class IS	-1.04%	0.18%
FTSE 3-Month U.S. Treasury Bill Index	0.94%	1.57%
Lipper Alternative Equity Market Neutral Funds Category Average[1]	-0.48%	-0.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class C shares is not shown because the inception date for this share class was July 16, 2018.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2018, the gross total annual fund operating expense ratios for Class A, Class I and Class IS shares were 5.94%, 5.62% and 5.19%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 100 funds for the six-month period and among the 100 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

4	QS Global Market Neutral Fund 2018 Annual Report

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses, fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); dividend and interest expenses on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.55% for Class A shares, 1.20% for Class I shares and 1.10% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses and dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Performance for the reporting period was driven by stock selection within the U.K. and across Australia, New Zealand and Canada. Across sectors, performance was strong in the Materials, Consumer Staples and Financials sectors. The model had the best performance in the first quarter of 2018, driven by strength in both of our valuation and sentiment dimensions of our stock selection model. Factors based upon expectations had the best performance over the reporting period.

Q. What were the leading detractors from performance?

A. Stock selection in the U.S. was a leading detractor from performance at the regional level for the reporting period overall; weak performance across the Industrials and IT sectors also detracted. The second quarter of 2018 was the worst performing quarter in the last twelve months, with the valuation dimension being very weak across both traditional valuation metrics and measures of cash flow. Factors based upon investor sentiment were also weak.

Q. Were there any significant changes to the Fund during the period?

A. There were no significant changes to the Fund during the reporting period.

Thank you for your investment in QS Global Market Neutral Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 22, 2018

RISKS: Equity securities are subject to market and price fluctuations. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Foreign investments are subject to special risks including currency fluctuations and social, economic and political

QS Global Market Neutral Fund 2018 Annual Report	5

Fund overview (cont’d)

uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund uses short positions in combination with long positions in a market neutral strategy to try to neutralize exposure to the global stock market and capture a positive return, regardless of the direction of the market. The Fund’s market neutral strategy may result in greater losses or lower positive returns than if the Fund held only long positions. Although the subadviser’s models were created to improve performance and to reduce overall portfolio risk, there is no guarantee that these models and the Fund’s market neutral strategy will be successful. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across all positions. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. There is no assurance strategies used by the Fund will be successful. Active and frequent trading may increase a shareholder’s tax liability and transaction costs, which could detract from Fund performance. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses. Additional risks may include those risks associated with REITs, MLPs and investing in securities issued by other investment companies, including ETFs. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2018 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2018 were: HP Inc. (0.8%), Evraz PLC (0.8%), NetApp Inc. (0.8%), IDEXX Laboratories Inc. (0.7%), Fevertree Drinks PLC (0.7%), Humana Inc. (0.7%), ICON PLC (0.7%), Marubeni Corp. (0.7%), Mitsui & Co., Ltd. (0.7%), and Nihon Unisys Ltd. (0.7%). Please refer to pages 13 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2018 were: Industrials (17.1%), Consumer Discretionary (15.9%), Information Technology (13.8%), Materials (10.7%) and Financials (10.0%). The Fund’s portfolio composition is subject to change at any time.

6	QS Global Market Neutral Fund 2018 Annual Report

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

[v]

The Bank of Japan (“BoJ”) is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii

The FTSE 3-Month U.S. Treasury Bill Index (formerly known as the Citigroup 3-Month U.S. Treasury Bill Index) is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

QS Global Market Neutral Fund 2018 Annual Report	7

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2018 and September 30, 2017 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Securities sold short breakdown* (%) as a percent of total securities sold short

*

The bar graph above represents the composition of the Fund’s investments sold short as of September 30, 2018 and September 30, 2017 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

[1]

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

8	QS Global Market Neutral Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2018 and held for the six months ended September 30, 2018, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.15%	$1,000.00	$988.50	3.44%	$17.15	[3]	Class A	5.00%	$1,000.00	$1,007.82	3.44%	$17.31
Class C4	2.28	1,000.00	1,022.80	4.02	8.47	[5]	Class C	5.00	1,000.00	1,004.91	4.02	20.20
Class I	-0.95	1,000.00	990.50	2.98	14.87	[3]	Class I	5.00	1,000.00	1,010.13	2.98	15.02
Class IS	-1.04	1,000.00	989.60	2.97	14.81	[3]	Class IS	5.00	1,000.00	1,010.18	2.97	14.97

QS Global Market Neutral Fund 2018 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2018, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

[4]	For the period July 16, 2018 (inception date) to September 30, 2018.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (76), then divided by 365.

10	QS Global Market Neutral Fund 2018 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C†	Class I	Class IS
Twelve Months Ended 9/30/18	-0.13%	N/A	0.18%	0.18%
Inception* through 9/30/18	1.48	2.28%	1.80	1.83

With sales charges[2]	Class A	Class C†	Class I	Class IS
Twelve Months Ended 9/30/18	-5.90%	N/A	0.18%	0.18%
Inception* through 9/30/18	-0.61	1.28%	1.80	1.83

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/30/15 through 9/30/18)	4.26%
Class C (Inception date of 7/16/18 through 9/30/18)	2.28
Class I (Inception date of 11/30/15 through 9/30/18)	5.19
Class IS (Inception date of 11/30/15 through 9/30/18)	5.29

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, I and IS shares is November 30, 2015 and for Class C is July 16, 2018.

QS Global Market Neutral Fund 2018 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of QS Global Market Neutral Fund vs. FTSE 3-Month U.S.Treasury Bill Index† — November 30, 2015 - September 2018

Value of $1,000,000 invested in

Class I and IS Shares of QS Global Market Neutral Fund vs. FTSE 3-Month U.S.Treasury Bill Index† — November 30, 2015 - September 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares and $1,000,000 invested in Class I and IS shares of QS Global Market Neutral Fund on November 30, 2015 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2018. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the FTSE 3-Month U.S. Treasury Bill Index. The FTSE 3-Month U.S. Treasury Bill Index is an unmanaged market index generally representative of the average yield of 3-month U.S. Treasury bills. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, I and IS shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

12	QS Global Market Neutral Fund 2018 Annual Report

Schedule of investments

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Common Stocks — 92.1%
Communication Services — 1.3%
Entertainment — 0.8%
Capcom Co., Ltd.	8,400	$212,767	(a)
CTS Eventim AG & Co. KGaA	2,299	103,057	(a)
Total Entertainment		315,824
Wireless Telecommunication Services — 0.5%
T-Mobile US Inc.	3,200	224,576	*(b)
Total Communication Services		540,400
Consumer Discretionary — 15.9%
Auto Components — 3.4%
Keihin Corp.	8,800	181,872	(a)
KYB Corp.	1,800	80,655	(a)
Lear Corp.	1,056	153,120	(b)
Magna International Inc.	4,500	236,384
NGK Spark Plug Co., Ltd.	9,200	268,086	(a)
Stanley Electric Co., Ltd.	4,500	153,860	(a)
Toyota Boshoku Corp.	10,500	196,058	(a)
Unipres Corp.	8,800	171,128	(a)
Total Auto Components		1,441,163
Automobiles — 2.0%
Fiat Chrysler Automobiles NV	12,200	213,937	*(a)
Peugeot SA	9,450	254,209	(a)
Subaru Corp.	8,300	254,262	(a)
Yamaha Motor Co., Ltd.	4,400	123,381	(a)
Total Automobiles		845,789
Distributors — 0.4%
Inchcape PLC	19,833	172,822	(a)
Hotels, Restaurants & Leisure — 1.0%
Evolution Gaming Group AB	1,798	128,076	(a)
Round One Corp.	6,600	87,419	(a)
Yum! Brands Inc.	2,600	236,366	(b)
Total Hotels, Restaurants & Leisure		451,861
Household Durables — 2.8%
Berkeley Group Holdings PLC	4,324	207,213	(a)
Bovis Homes Group PLC	16,356	228,457	(a)
Persimmon PLC	7,314	225,250	(a)
Redrow PLC	28,417	215,846	(a)
Taylor Wimpey PLC	114,116	255,040	(a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	13

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Household Durables — continued
Token Corp.	1,400	$91,793	(a)
Total Household Durables		1,223,599
Multiline Retail — 0.6%
Target Corp.	2,993	264,013	(b)
Specialty Retail — 4.1%
Best Buy Co. Inc.	2,602	206,495	(b)
Children’s Place Inc.	2,207	282,055	(b)
DSW Inc., Class A Shares	5,187	175,735	(b)
Gap Inc.	3,083	88,944	(b)
Home Depot Inc.	1,341	277,788	(b)
PC Depot Corp.	14,100	68,714	(a)
Ross Stores Inc.	2,689	266,480	(b)
Urban Outfitters Inc.	4,635	189,571	*(b)
Zumiez Inc	7,542	198,732	*(b)
Total Specialty Retail		1,754,514
Textiles, Apparel & Luxury Goods — 1.6%
Burberry Group PLC	10,231	268,678	(a)
Deckers Outdoor Corp.	1,599	189,609	*(b)
Swatch Group AG, Bearer Shares	600	238,325	(a)
Total Textiles, Apparel & Luxury Goods		696,612
Total Consumer Discretionary		6,850,373
Consumer Staples — 5.9%
Beverages — 0.7%
Fevertree Drinks PLC	6,702	315,015	(a)
Food & Staples Retailing — 2.6%
cocokara fine Inc.	1,800	115,483	(a)
Empire Co., Ltd.	13,100	238,744
Seven & i Holdings Co., Ltd.	3,900	173,707	(a)
Sundrug Co. Ltd.	3,100	110,567	(a)
Tesco PLC	75,974	237,322	(a)
Walmart Inc.	2,623	246,326	(b)
Total Food & Staples Retailing		1,122,149
Food Products — 1.2%
Megmilk Snow Brand Co., Ltd.	4,100	105,293	(a)
Salmar ASA	4,800	239,598	(a)
Tate & Lyle PLC	20,400	181,465	(a)
Total Food Products		526,356

See Notes to Financial Statements.

14	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Personal Products — 0.9%
Fancl Corp.	3,900	$191,523	(a)
Medifast Inc.	900	199,395	(b)
Total Personal Products		390,918
Tobacco — 0.5%
Swedish Match AB	3,642	186,339	(a)
Total Consumer Staples		2,540,777
Energy — 7.2%
Energy Equipment & Services — 1.2%
Petroleum Geo-Services ASA	37,000	166,410	*(a)
SBM Offshore NV	12,404	224,471	(a)
Trican Well Service Ltd.	75,800	135,562	*
Total Energy Equipment & Services		526,443
Oil, Gas & Consumable Fuels — 6.0%
BP PLC	33,000	253,187	(a)
DNO ASA	80,000	165,364	(a)
Eni SpA	12,400	233,868	(a)
Galp Energia SGPS SA	7,043	139,658	(a)
HollyFrontier Corp.	3,923	274,218	(b)
Neste Oyj	2,784	229,891	(a)
OMV AG	4,496	252,387	(a)
Repsol SA	14,297	284,910	(a)
Saras SpA	85,000	182,493	(a)
Valero Energy Corp.	2,623	298,366	(b)
Whitehaven Coal Ltd.	68,000	266,466	(a)
Total Oil, Gas & Consumable Fuels		2,580,808
Total Energy		3,107,251
Financials — 10.0%
Banks — 1.7%
Associated Banc-Corp.	5,783	150,358	(b)
Fifth Third Bancorp	8,900	248,488	(b)
Synovus Financial Corp.	3,268	149,642	(b)
Toronto-Dominion Bank	3,300	200,532
Total Banks		749,020
Capital Markets — 1.4%
AllianceBernstein Holding LP	8,535	259,891	(b)
Daiwa Securities Group Inc.	25,000	151,756	(a)
Julius Baer Group Ltd.	1,745	87,215	(a)
Natixis SA	15,900	107,744	(a)
Total Capital Markets		606,606

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	15

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Diversified Financial Services — 0.5%
ORIX Corp.	12,200	$197,778	(a)
Insurance — 5.8%
Aegon NV	39,632	257,083	(a)
Allianz SE	900	200,491	(a)
ASR Nederland NV	5,240	249,767	(a)
Assured Guaranty Ltd.	3,190	134,714	(b)
Aviva PLC	37,341	237,899	(a)
AXA SA	9,784	262,681	(a)
CNO Financial Group Inc.	9,489	201,357	(b)
Legal & General Group PLC	64,278	219,404	(a)
MS&AD Insurance Group Holdings Inc.	7,500	249,717	(a)
Muenchener Rueckversicherungs-Gesellschaft AG In Muenchen	1,000	221,482	(a)
Talanx AG	6,263	238,059	(a)
Total Insurance		2,472,654
Thrifts & Mortgage Finance — 0.6%
Essent Group Ltd.	3,827	169,345	*(b)
Genworth MI Canada Inc.	3,200	105,514
Total Thrifts & Mortgage Finance		274,859
Total Financials		4,300,917
Health Care — 6.3%
Health Care Equipment & Supplies — 1.4%
Baxter International Inc.	3,544	273,207	(b)
IDEXX Laboratories Inc.	1,262	315,071	*(b)
Total Health Care Equipment & Supplies		588,278
Health Care Providers & Services — 2.4%
Chemed Corp.	500	159,790	(b)
Cigna Corp.	1,219	253,857	(b)
Humana Inc.	925	313,131	(b)
WellCare Health Plans Inc.	927	297,094	*(b)
Total Health Care Providers & Services		1,023,872
Health Care Technology — 0.4%
Veeva Systems Inc., Class A Shares	1,573	171,252	*(b)
Life Sciences Tools & Services — 0.7%
ICON PLC	2,028	311,805	*
Pharmaceuticals — 1.4%
Hikma Pharmaceuticals PLC	5,000	120,479	(a)(b)
Roche Holding AG	850	205,683	(a)
Shionogi & Co., Ltd.	2,800	182,866	(a)

See Notes to Financial Statements.

16	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Pharmaceuticals — continued
Taro Pharmaceutical Industries Ltd.	1,000	$98,300	*
Total Pharmaceuticals		607,328
Total Health Care		2,702,535
Industrials — 17.1%
Aerospace & Defense — 0.7%
Dassault Aviation SA	158	292,004	(a)
Airlines — 3.2%
Air Canada	10,700	228,638	*
Delta Air Lines Inc.	4,000	231,320	(b)
Deutsche Lufthansa AG	9,657	237,266	(a)
International Consolidated Airlines Group SA	30,523	262,315	(a)
Japan Airlines Co., Ltd.	4,600	165,355	(a)
Qantas Airways Ltd.	57,511	244,196	(a)
Total Airlines		1,369,090
Building Products — 0.4%
Rockwool International A/S	394	168,627	(a)
Construction & Engineering — 2.8%
ACS Actividades de Construccion y Servicios SA	5,953	252,260	(a)
CIMIC Group Ltd.	7,364	272,534	(a)
Hazama Ando Corp.	17,900	136,616	(a)
HOCHTIEF AG	1,402	232,449	(a)
Taisei Corp.	3,900	177,831	(a)
Tokyu Construction Co., Ltd.	13,000	125,509	(a)
Total Construction & Engineering		1,197,199
Electrical Equipment — 1.0%
Fuji Electric Co. Ltd.	4,800	192,269	(a)
Signify NV	8,893	230,194	(a)
Total Electrical Equipment		422,463
Machinery — 3.2%
Allison Transmission Holdings Inc.	4,903	255,005	(b)
CNH Industrial NV	15,600	187,104	(a)
Cummins Inc.	1,730	252,701	(b)
DMG Mori Co., Ltd.	14,600	243,996	(a)
Meidensha Corp.	9,000	147,327	(a)
Mitsubishi Heavy Industries Ltd.	4,700	181,508	(a)
Sandvik AB	6,942	123,209	(a)
Total Machinery		1,390,850

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	17

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Professional Services — 1.7%
Adecco Group AG, Registered Shares	1,232	$64,622	(a)
en-japan Inc.	3,300	165,542	(a)
Insperity Inc.	1,100	129,745	(b)
ManpowerGroup Inc.	2,028	174,327	(b)
Meitec Corp	4,400	211,821	(a)
Total Professional Services		746,057
Road & Rail — 0.7%
Aurizon Holdings Ltd.	37,300	110,692	(a)
TFI International Inc.	5,200	188,732
Total Road & Rail		299,424
Trading Companies & Distributors — 3.4%
Ashtead Group PLC	7,591	240,922	(a)
Howden Joinery Group PLC	30,400	185,786	(a)
Kanamoto Co., Ltd.	4,600	163,290	(a)
Marubeni Corp.	33,600	307,618	(a)
Mitsui & Co., Ltd.	17,000	302,099	(a)
Sumitomo Corp.	15,200	253,433	(a)
Total Trading Companies & Distributors		1,453,148
Total Industrials		7,338,862
Information Technology — 13.8%
Communications Equipment — 1.2%
F5 Networks Inc.	1,006	200,616	*(b)
Juniper Networks Inc.	5,911	177,153	(b)
Telefonaktiebolaget LM Ericsson	17,185	152,161	(a)
Total Communications Equipment		529,930
Electronic Equipment, Instruments & Components — 2.4%
CDW Corp.	1,474	131,068	(b)
Electro Scientific Industries Inc.	5,097	88,943	*(b)
Hitachi Ltd.	6,800	231,075	(a)
Ibiden Co., Ltd.	6,700	93,931	(a)
Nippon Kodoshi Corp.	5,400	136,069	(a)
Oki Electric Industry Co., Ltd.	18,000	236,566	(a)
Renishaw PLC	1,800	111,227	(a)
Total Electronic Equipment, Instruments & Components		1,028,879
IT Services — 1.9%
Wirecard AG	674	145,964	(a)
Computershare Ltd.	13,507	194,036	(a)
Fujitsu Ltd.	2,600	185,183	(a)
Nihon Unisys Ltd.	11,600	299,389	(a)
Total IT Services		824,572

See Notes to Financial Statements.

18	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 4.3%
Advanced Energy Industries Inc.	2,333	$120,499	*(b)
Applied Materials Inc.	4,393	169,790	(b)
ASML Holding NV	1,114	208,020	(a)
Entegris Inc.	5,001	144,779	(b)
KLA-Tencor Corp.	2,190	222,745	(b)
Kulicke & Soffa Industries Inc.	7,285	173,674	(b)
Siltronic AG	1,797	220,012	(a)
Texas Instruments Inc.	2,437	261,466	(b)
Tokyo Electron Ltd.	1,300	178,438	(a)
Ulvac Inc.	3,700	138,878	(a)
Total Semiconductors & Semiconductor Equipment		1,838,301
Software — 1.8%
Check Point Software Technologies Ltd.	1,129	132,850	*(b)
Fortinet Inc.	2,000	184,540	*(b)
Intuit Inc.	1,153	262,192	(b)
Progress Software Corp.	5,607	197,871	(b)
Total Software		777,453
Technology Hardware, Storage & Peripherals — 2.2%
Brother Industries Ltd.	3,700	73,071	(a)
HP Inc.	12,910	332,691	(b)
NetApp Inc.	3,780	324,664	(b)
Wacom Co., Ltd.	19,300	82,211	(a)
Western Digital Corp.	1,865	109,177	(b)
Total Technology Hardware, Storage & Peripherals		921,814
Total Information Technology		5,920,949
Materials — 10.7%
Chemicals — 2.5%
BASF SE	2,095	186,184	(a)
Chemours Co.	4,001	157,800	(b)
Covestro AG	2,755	223,333	(a)
Methanex Corp.	3,300	260,495
Tokuyama Corp.	4,800	132,368	(a)
Zeon Corp.	12,600	132,496	(a)
Total Chemicals		1,092,676
Metals & Mining — 7.3%
Anglo American PLC	11,627	260,439	(a)
Antofagasta PLC	14,862	165,232	(a)
BlueScope Steel Ltd.	23,145	283,235	(a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	19

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Metals & Mining — continued
Eramet	1,583	$167,142	(a)
Evraz PLC	44,341	326,850	(a)
Ferrexpo PLC	59,407	154,757	(a)
Hudbay Minerals Inc.	34,700	175,696
IAMGOLD Corp.	38,700	142,318	*
KAZ Minerals PLC	41,048	293,071	(a)
Rio Tinto PLC	5,006	252,563	(a)
Salzgitter AG	2,500	124,859	(a)
Sandfire Resources NL	42,500	227,519	(a)
South32 Ltd.	61,000	172,121	(a)
SSAB AB	51,366	258,055	(a)
Teck Resources Ltd., Class B Shares	5,000	120,505
Total Metals & Mining		3,124,362
Paper & Forest Products — 0.9%
Canfor Corp.	10,800	201,342	*
Interfor Corp.	12,600	186,515	*
Total Paper & Forest Products		387,857
Total Materials		4,604,895
Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Artis Real Estate Investment Trust	13,500	122,808
Great Portland Estates PLC	25,000	218,013	(a)
Stockland	38,473	115,144	(a)
Weingarten Realty Investors	9,300	276,768	(b)
Total Equity Real Estate Investment Trusts (REITs)		732,733
Real Estate Management & Development — 1.1%
Jones Lang LaSalle Inc.	1,200	173,184	(b)
Nexity SA	4,197	231,748	(a)
Shinoken Group Co. Ltd.	6,000	63,577	(a)
Total Real Estate Management & Development		468,509
Total Real Estate		1,201,242
Utilities — 1.1%
Electric Utilities — 0.8%
Endesa SA	7,350	158,696	(a)
Tokyo Electric Power Co. Holdings Inc.	35,300	173,297	*(a)
Total Electric Utilities		331,993

See Notes to Financial Statements.

20	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security		Shares	Value
Gas Utilities — 0.3%
Osaka Gas Co., Ltd.		8,000	$156,045	(a)
Total Utilities			488,038
Total Investments before Short-Term Investments (Cost — $36,634,244)			39,596,239

	Rate
Short-Term Investments — 3.4%
Invesco Treasury Portfolio, Institutional Class (Cost — $1,484,877)	2.042%	1,484,877	1,484,877
Total Investments — 95.5% (Cost — $38,119,121)			41,081,116
Other Assets in Excess of Liabilities — 4.5%			1,929,678
Total Net Assets — 100.0%			$43,010,794

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

Summary of Investments by Country** (unaudited)
United States	28.9%
Japan	20.6
United Kingdom	10.8
Canada	6.2
Australia	5.2
Germany	5.2
France	3.2
Netherlands	2.9
Sweden	2.1
Switzerland	1.8
Spain	1.7
Norway	1.4
Italy	1.0
Russia	0.8
Kazakhstan	0.7
South Africa	0.6
Austria	0.6
Finland	0.6
Singapore	0.4
Denmark	0.4
Chile	0.4
Portugal	0.3
Israel	0.3

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	21

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Summary of Investments by Country** (unaudited) (cont’d)
Jordan	0.3%
Short-Term Investments	3.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2018 and are subject to change.

See Notes to Financial Statements.

22	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Securities Sold Short ‡ — (92.1)%
Common Stocks — (92.1)%
Communication Services — (4.5)%
Diversified Telecommunication Services — (0.6)%
Cellnex Telecom SA	(5,583)	$(146,282	) (a)
Iliad SA	(1,021)	(133,272	) (a)
Total Diversified Telecommunication Services		(279,554)
Entertainment — (0.8)%
Live Nation Entertainment Inc.	(3,200)	(174,304	) *
Netflix Inc.	(425)	(159,005	) *
Total Entertainment		(333,309)
Interactive Media & Services — (1.1)%
LINE Corp.	(4,600)	(194,142	) *(a)
Twitter Inc.	(4,400)	(125,224	) *
Yahoo Japan Corp.	(36,300)	(130,666	) (a)
Total Interactive Media & Services		(450,032)
Media — (2.0)%
Axel Springer SE	(3,599)	(242,151	) (a)
Charter Communications Inc., Class A Shares	(700)	(228,116	) *
Nexstar Media Group Inc., Class A Shares	(2,437)	(198,372)
ProSiebenSat.1 Media SE	(6,018)	(156,304	) (a)
Total Media		(824,943)
Total Communication Services		(1,887,838)
Consumer Discretionary — (14.1)%
Auto Components — (1.2)%
Autoneum Holding AG	(643)	(129,600	) (a)
Toyota Industries Corp.	(3,500)	(207,049	) (a)
Valeo SA	(4,000)	(173,681	) (a)
Total Auto Components		(510,330)
Automobiles — (1.4)%
Daimler AG	(3,153)	(198,618	) (a)
Ferrari NV	(1,000)	(137,264	) (a)
Tesla Inc.	(497)	(131,591	) *
Volkswagen AG	(800)	(139,097	) (a)
Total Automobiles		(606,570)
Distributors — (0.4)%
Genuine Parts Co.	(1,700)	(168,980)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	23

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — (6.0)%
Caesars Entertainment Corp.	(10,000)	$(102,500	) *
Compass Group PLC	(9,700)	(215,678	) (a)
Eldorado Resorts Inc.	(3,100)	(150,660	) *
Elior Group SA	(4,794)	(74,215	) (a)
Greene King PLC	(27,702)	(176,986	) (a)
International Game Technology PLC	(6,400)	(126,400)
Kyoritsu Maintenance Co., Ltd.	(4,200)	(177,669	) (a)
Merlin Entertainments PLC	(42,828)	(223,314	) (a)
Oriental Land Co., Ltd.	(2,600)	(271,894	) (a)
Red Rock Resorts Inc., Class A Shares	(7,571)	(201,767)
Shake Shack Inc., Class A Shares	(2,833)	(178,507	) *
Starbucks Corp.	(3,200)	(181,888)
Tabcorp Holdings Ltd.	(60,356)	(211,935	) (a)
Whitbread PLC	(3,919)	(240,805	) (a)
Zoe’s Kitchen Inc.	(7,064)	(89,854	) *
Total Hotels, Restaurants & Leisure		(2,624,072)
Household Durables — (1.1)%
Husqvarna AB	(15,237)	(129,572	) (a)
Iida Group Holdings Co., Ltd.	(4,400)	(78,279	) (a)
Neinor Homes SA	(7,000)	(127,274	) *
Newell Brands, Inc.	(6,900)	(140,070)
Total Household Durables		(475,195)
Internet & Direct Marketing Retail — (2.2)%
ASOS PLC	(2,654)	(198,693	) *(a)
GrubHub Inc.	(1,000)	(138,620	) *
Ocado Group PLC	(11,000)	(128,813	) *(a)
Rakuten Inc.	(25,900)	(198,494	) (a)
Shutterstock Inc.	(2,486)	(135,686)
Zalando SE	(3,410)	(132,557	) *(a)
Total Internet & Direct Marketing Retail		(932,863)
Leisure Products — (0.8)%
Amer Sports Oyj	(3,578)	(146,215	) (a)
Hasbro Inc.	(1,000)	(105,120)
Mattel Inc.	(9,399)	(147,564	) *
Total Leisure Products		(398,899)
Specialty Retail — (0.4)%
Nitori Holdings Co. Ltd.	(1,100)	(157,754	) (a)

See Notes to Financial Statements.

24	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Textiles, Apparel & Luxury Goods — (0.6)%
Luxottica Group SpA	(3,627)	$(246,152	) (a)
Total Consumer Discretionary		(6,120,815)
Consumer Staples — (5.6)%
Beverages — (0.8)%
Anheuser-Busch InBev SA	(2,044)	(178,889	) (a)
Heineken NV	(2,040)	(191,018	) (a)
Total Beverages		(369,907)
Food & Staples Retailing — (0.2)%
ICA Gruppen AB	(2,106)	(66,835	) (a)
Food Products — (1.8)%
B&G Foods Inc.	(3,718)	(102,059)
Calbee Inc.	(2,300)	(75,658	) (a)
Greencore Group PLC	(80,633)	(194,465	) (a)
Hain Celestial Group Inc.	(4,700)	(127,464	) *
Kraft Heinz Co.	(3,235)	(178,281)
Saputo Inc.	(3,400)	(101,133)
Total Food Products		(779,060)
Household Products — (1.2)%
Clorox Co.	(1,100)	(165,451)
Henkel AG & Co. KGaA	(1,181)	(125,429	) (a)
Reckitt Benckiser Group PLC	(2,537)	(231,766	) (a)
Total Household Products		(522,646)
Personal Products — (1.1)%
Coty Inc., Class A Shares	(15,025)	(188,714)
Ontex Group NV	(4,745)	(101,050	) (a)
Unilever NV	(3,600)	(200,463	) (a)
Total Personal Products		(490,227)
Tobacco — (0.5)%
British American Tobacco PLC	(5,000)	(233,431	) (a)
Total Consumer Staples		(2,462,106)
Energy — (7.1)%
Energy Equipment & Services — (1.5)%
Baker Hughes a GE Co.	(6,000)	(202,980)
Core Laboratories NV	(1,358)	(157,297)
John Wood Group PLC	(24,572)	(247,115	) (a)
Total Energy Equipment & Services		(607,392)
Oil, Gas & Consumable Fuels — (5.6)%
Antero Midstream Partners LP	(2,733)	(78,328)
Apache Corp.	(3,700)	(176,379)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	25

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Cairn Energy PLC	(63,306)	$(191,761	) *(a)
Enbridge Inc.	(5,300)	(171,025)
EQT Corp.	(3,764)	(166,482)
Keyera Corp.	(6,500)	(174,169)
Kinder Morgan Canada Ltd.	(12,000)	(158,216)
Koninklijke Vopak NV	(3,100)	(152,666	) (a)
Matador Resources Co.	(6,675)	(220,609	) *
Oil Search Ltd.	(20,004)	(129,977	) (a)
Pembina Pipeline Corp.	(5,705)	(193,855)
PrairieSky Royalty Ltd.	(9,600)	(168,640)
TransCanada Corp.	(4,700)	(190,161)
Vermilion Energy Inc.	(2,312)	(76,181)
Williams Cos. Inc.	(5,600)	(152,264)
Total Oil, Gas & Consumable Fuels		(2,400,713)
Total Energy		(3,008,105)
Financials — (10.3)%
Banks — (2.7)%
Bank of Kyoto Ltd.	(1,600)	(83,501	) (a)
Bankia SA	(32,200)	(125,395	) (a)
CYBG PLC	(25,743)	(108,633	) (a)
Japan Post Bank Co. Ltd.	(12,400)	(146,566	) (a)
Metro Bank PLC	(4,346)	(168,187	) *(a)
Standard Chartered PLC	(24,102)	(199,603	) (a)
Unione di Banche Italiane SpA	(37,532)	(150,478	) (a)
Virgin Money Holdings UK PLC	(33,575)	(167,714	) (a)
Total Banks		(1,150,077)
Capital Markets — (3.8)%
Brookfield Asset Management Inc., Class A Shares	(5,500)	(244,915)
Charles Schwab Corp.	(3,400)	(167,110)
CME Group Inc.	(700)	(119,147)
Deutsche Bank AG	(17,765)	(202,596	) (a)
Interactive Brokers Group Inc., Class A Shares	(2,100)	(116,151)
London Stock Exchange Group PLC	(2,200)	(131,430	) (a)
MarketAxess Holdings Inc.	(792)	(141,364)
Sanne Group PLC	(9,327)	(77,695	) (a)
Thomson Reuters Corp.	(5,000)	(228,400)
TP ICAP PLC	(44,797)	(156,004	) (a)
Total Capital Markets		(1,584,812)

See Notes to Financial Statements.

26	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Consumer Finance — (0.9)%
LendingClub Corp.	(31,900)	$(123,772	) *
PRA Group Inc.	(7,223)	(260,028	) *
Total Consumer Finance		(383,800)
Diversified Financial Services — (1.3)%
Challenger Ltd.	(16,153)	(130,748	) (a)
GRENKE AG	(900)	(107,232	) (a)
Groupe Bruxelles Lambert SA	(1,530)	(160,290	) (a)
Industrivarden AB	(7,000)	(155,399	) (a)
Total Diversified Financial Services		(553,669)
Insurance — (1.6)%
Chubb, Ltd.	(1,200)	(160,368)
Gjensidige Forsikring ASA	(10,200)	(171,926	) (a)
Phoenix Group Holdings	(25,402)	(223,667	) (a)
Willis Towers Watson PLC	(1,050)	(147,987)
Total Insurance		(703,948)
Total Financials		(4,376,306)
Health Care — (6.0)%
Health Care Equipment & Supplies — (2.1)%
Becton Dickinson and Co.	(750)	(195,750)
Cooper Cos. Inc.	(500)	(138,575)
Getinge AB	(15,500)	(178,235	) (a)
Invacare Corp	(9,358)	(136,159)
Sysmex Corp.	(2,800)	(241,297	) (a)
Total Health Care Equipment & Supplies		(890,016)
Health Care Providers & Services — (1.0)%
Fresenius SE & Co. KGaA	(1,732)	(127,171	) (a)
Mediclinic International PLC	(16,538)	(92,368	) (a)
Orpea	(1,487)	(192,325	) (a)
Spire Healthcare Group PLC	(20,912)	(38,818	) (a)
Total Health Care Providers & Services		(450,682)
Life Sciences Tools & Services — (0.4)%
MorphoSys AG	(1,744)	(186,496	) *(a)
Pharmaceuticals — (2.5)%
Aerie Pharmaceuticals Inc.	(2,152)	(132,456	) *
AstraZeneca PLC, ADR	(4,300)	(170,151)
GlaxoSmithKline PLC, ADR	(5,500)	(220,935)
Merck KGaA	(2,087)	(215,652	) (a)
Mitsubishi Tanabe Pharma Corp.	(8,000)	(133,829	) (a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	27

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Pharmaceuticals — continued
Sanofi, ADR	(4,800)	$(214,416)
Total Pharmaceuticals		(1,087,439)
Total Health Care		(2,614,633)
Industrials — (17.4)%
Aerospace & Defense — (1.4)%
Astronics Corp.	(4,857)	(211,279	) *
Maxar Technologies Ltd.	(4,800)	(158,086)
Transdigm Group Inc.	(570)	(212,211	) *
Total Aerospace & Defense		(581,576)
Air Freight & Logistics — (0.5)%
Bollore SA	(47,535)	(205,300	) (a)
Building Products — (0.3)%
TOTO Ltd.	(3,300)	(136,938	) (a)
Commercial Services & Supplies — (1.7)%
Babcock International Group PLC	(21,010)	(197,975	) (a)
Elis SA	(6,500)	(152,884	) *(a)
Healthcare Services Group Inc.	(4,184)	(169,954)
Team Inc.	(6,835)	(153,787	) *
Total Commercial Services & Supplies		(674,600)
Construction & Engineering — (0.8)%
JGC Corp.	(8,400)	(192,700	) (a)
SNC-Lavalin Group Inc.	(4,600)	(187,576)
Total Construction & Engineering		(380,276)
Electrical Equipment — (1.8)%
Melrose Industries PLC	(65,241)	(169,726	) (a)
Nexans SA	(2,446)	(76,900	) (a)
Nidec Corp.	(1,600)	(230,236	) (a)
NKT A/S	(4,829)	(125,277	) *(a)
Siemens Gamesa Renewable Energy SA	(13,955)	(176,148	) *(a)
Total Electrical Equipment		(778,287)
Industrial Conglomerates — (1.1)%
Keihan Holdings Co., Ltd.	(6,800)	(259,731	) (a)
Toshiba Corp.	(7,100)	(205,215	) *(a)
Total Industrial Conglomerates		(464,946)
Machinery — (3.2)%
ANDRITZ AG	(1,430)	(83,428	) (a)
FANUC Corp.	(800)	(150,864	) (a)
GEA Group AG	(3,796)	(135,217	) (a)

See Notes to Financial Statements.

28	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Machinery — continued
Kone OYJ, Class B Shares	(3,937)	$(210,185	) (a)
Makita Corp.	(4,800)	(240,450	) (a)
MISUMI Group Inc.	(6,600)	(170,633	) (a)
Miura Co., Ltd.	(3,300)	(102,261	) (a)
Wabtec Corp.	(2,757)	(289,154)
Total Machinery		(1,382,192)
Professional Services — (0.8)%
Capita PLC	(120,000)	(223,266	) (a)
Nielsen Holdings PLC	(4,700)	(130,002)
Total Professional Services		(353,268)
Road & Rail — (2.9)%
Central Japan Railway Co.	(1,100)	(229,054	) (a)
Keikyu Corp.	(10,000)	(182,300	) (a)
Keio Corp.	(4,400)	(240,914	) (a)
Kyushu Railway Co.	(2,800)	(85,178	) (a)
Nankai Electric Railway Co., Ltd.	(6,600)	(165,836	) (a)
Odakyu Electric Railway Co., Ltd.	(7,500)	(177,462	) (a)
Tokyu Corp.	(10,500)	(192,028	) (a)
Total Road & Rail		(1,272,772)
Trading Companies & Distributors — (1.5)%
MonotaRO Co., Ltd.	(11,200)	(316,000	) (a)
SiteOne Landscape Supply Inc.	(1,732)	(130,489	) *
Trusco Nakayama Corp.	(8,400)	(232,428	) (a)
Total Trading Companies & Distributors		(678,917)
Transportation Infrastructure — (1.4)%
Auckland International Airport Ltd.	(42,537)	(205,835	) (a)
Japan Airport Terminal Co. Ltd.	(2,000)	(91,000	) (a)
Macquarie Infrastructure Corp.	(1,925)	(88,800)
Transurban Group	(26,095)	(210,956	) (a)
Total Transportation Infrastructure		(596,591)
Total Industrials		(7,505,663)
Information Technology — (12.3)%
Communications Equipment — (0.9)%
Finisar Corp.	(8,125)	(154,781	) *
ViaSat Inc.	(3,474)	(222,162	) *
Total Communications Equipment		(376,943)
Electronic Equipment, Instruments & Components — (2.2)%
Fitbit Inc., Class A Shares	(25,228)	(134,970	) *
Ingenico Group SA	(2,037)	(154,771	) (a)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	29

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — continued
Iriso Electronics Co., Ltd.	(4,100)	$(215,118	) (a)
MTS Systems Corp.	(3,389)	(185,548)
Murata Manufacturing Co. Ltd.	(800)	(122,679	) (a)
Sumida Corp.	(9,400)	(121,774	) (a)
Total Electronic Equipment, Instruments & Components		(934,860)
IT Services — (4.5)%
Altran Technologies SA	(17,042)	(147,710	) (a)
Gartner Inc.	(1,500)	(237,750	) *
Global Payments Inc.	(881)	(112,239)
GTT Communications Inc.	(5,334)	(231,496	) *
InterXion Holding NV	(4,442)	(298,947	) *
NEXTDC Ltd.	(40,891)	(191,853	) *(a)
Obic Co. Ltd.	(2,200)	(207,989	) (a)
Shopify Inc., Class A Shares	(1,600)	(262,981	) *
Worldpay Inc., Class A Shares	(2,700)	(273,429	) *
Total IT Services		(1,964,394)
Semiconductors & Semiconductor Equipment — (1.9)%
ams AG	(2,469)	(138,003	) (a)
Inphi Corp.	(3,886)	(147,590	) *
MACOM Technology Solutions Holdings Inc., Class H Shares	(6,052)	(124,671	) *
Mitsui High-Tec Inc.	(10,700)	(150,435	) (a)
Renesas Electronics Corp.	(25,300)	(158,132	) *(a)
u-blox Holding AG	(768)	(109,914	) (a)
Total Semiconductors & Semiconductor Equipment		(828,745)
Software — (2.8)%
2U Inc.	(2,185)	(164,290	) *
Ellie Mae Inc.	(1,563)	(148,126	) *
Micro Focus International PLC	(11,885)	(220,224	) (a)
PROS Holdings Inc.	(5,552)	(194,431	) *
SS&C Technologies Holdings Inc.	(2,250)	(127,868)
Tyler Technologies Inc.	(550)	(134,783	) *
Workday Inc., Class A Shares	(1,358)	(198,241	) *
Total Software		(1,187,963)
Total Information Technology		(5,292,905)
Materials — (10.5)%
Chemicals — (5.8)%
Air Liquide SA	(1,808)	(237,477	) (a)
Akzo Nobel NV	(2,100)	(196,346	) (a)

See Notes to Financial Statements.

30	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Security	Shares	Value
Chemicals — continued
Croda International PLC	(3,152)	$(213,437	) (a)
Givaudan SA	(103)	(253,025	) (a)
International Flavors & Fragrances Inc.	(1,200)	(166,944)
Kansai Paint Co., Ltd.	(8,500)	(156,645	) (a)
Nippon Paint Holdings Co., Ltd.	(5,900)	(220,230	) (a)
Nissan Chemical Corp.	(2,500)	(132,055	) (a)
Sika AG	(1,400)	(203,584	) (a)
Symrise AG	(2,911)	(265,606	) (a)
Taiyo Nippon Sanso Corp.	(15,500)	(231,900	) (a)
Yara International ASA	(3,500)	(171,542	) (a)
Total Chemicals		(2,448,791)
Construction Materials — (0.9)%
Ibstock PLC	(24,641)	(75,569	) (a)
LafargeHolcim Ltd.	(3,119)	(153,805	) (a)
Summit Materials Inc., Class A Shares	(7,004)	(127,333	) *
Total Construction Materials		(356,707)
Containers & Packaging — (1.2)%
FP Corp.	(2,100)	(127,710	) (a)
Huhtamaki OYJ	(4,408)	(141,169	) (a)
Pact Group Holdings Ltd.	(52,912)	(141,767	) (a)
RPC Group PLC	(10,520)	(108,905	) (a)
Total Containers & Packaging		(519,551)
Metals & Mining — (2.6)%
Agnico Eagle Mines Ltd.	(4,400)	(150,295)
Endeavour Mining Corp.	(11,100)	(173,248	) *
Franco-Nevada Corp.	(1,700)	(106,345)
Fresnillo PLC	(18,000)	(192,399	) (a)
MAG Silver Corp.	(12,800)	(103,458	) *
Nippon Denko Co., Ltd.	(48,400)	(126,004	) (a)
Novagold Resources Inc.	(29,500)	(108,942	) *
Osisko Gold Royalties Ltd.	(12,200)	(92,564)
Turquoise Hill Resources Ltd.	(66,900)	(142,434	) *
Total Metals & Mining		(1,195,689)
Total Materials		(4,520,738)
Real Estate — (3.2)%
Equity Real Estate Investment Trusts (REITs) — (2.2)%
Alexandria Real Estate Equities Inc.	(1,395)	(175,477)
Digital Realty Trust Inc.	(1,903)	(214,049)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	31

Schedule of investments (cont’d)

September 30, 2018

QS Global Market Neutral Fund

Security	Shares	Value
Equity Real Estate Investment Trusts (REITs) — continued
Inmobiliaria Colonial Socimi SA	(16,069)	$(166,857	) (a)
Japan Real Estate Investment Corp.	(25)	(131,140	) (a)
Nippon Building Fund Inc.	(22)	(127,217	) (a)
Nippon Prologis REIT Inc.	(60)	(118,768	) (a)
Total Equity Real Estate Investment Trusts (REITs)		(933,508)
Real Estate Management & Development — (1.0)%
Capital & Counties Properties PLC	(40,000)	(138,739	) (a)
Relo Group Inc.	(10,100)	(296,886	) (a)
Total Real Estate Management & Development		(435,625)
Total Real Estate		(1,369,133)
Utilities — (1.1)%
Electric Utilities — (0.3)%
Kyushu Electric Power Co. Inc.	(11,100)	(133,947	) (a)
Multi-Utilities — (0.3)%
Black Hills Corp.	(2,082)	(120,943)
Water Utilities — (0.5)%
California Water Service Group	(4,806)	(206,177)
Total Utilities		(461,067)
Total Securities Sold Short (Proceeds — $(39,728,548))		$(39,619,309)

*	Non-income producing security.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
REIT	— Real Estate Investment Trust

Summary of Securities Sold Short by Country± (unaudited)
United States	30.3%
Japan	21.4
United Kingdom	13.2
Canada	6.9
Germany	5.6
France	4.4
Australia	2.6
Switzerland	2.1
Netherlands	2.1
Spain	1.9

See Notes to Financial Statements.

32	QS Global Market Neutral Fund 2018 Annual Report

QS Global Market Neutral Fund

Summary of Securities Sold Short by Country± (unaudited) (cont’d)
Italy	1.3%
Sweden	1.3
Finland	1.3
Belgium	1.1
Norway	0.9
Austria	0.6
New Zealand	0.5
Ireland	0.5
Mexico	0.5
Ivory Coast	0.4
Mongolia	0.4
Denmark	0.3
South Africa	0.2
Jersey	0.2
100.0%

±	As a percentage of total securities sold short. Please note that the Fund holdings are as of September 30, 2018 and are subject to change.

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	5,033,820	GBP	3,828,000	Bank of New York	10/19/18	$39,636
USD	7,285,895	JPY	817,186,000	Bank of New York	10/19/18	82,382
USD	2,346,913	CAD	3,047,000	Citibank N.A.	10/19/18	(13,225)
USD	1,665,637	AUD	2,310,000	Northern Trust Co.	10/19/18	(4,381)
USD	6,059,865	EUR	5,185,000	Northern Trust Co.	10/19/18	29,659
Total						$134,071

Abbreviations used in this table:
AUD	— Australian Dollar
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	33

Statement of assets and liabilities

September 30, 2018

Assets:
Investments, at value (Cost — $38,119,121)	$41,081,116
Foreign cash collateral held at broker for securities sold short, at value (Cost — $27,432,509)	27,269,032
Deposits with brokers for securities sold short	14,008,879
Receivable for securities sold	405,942
Interest and dividends receivable	182,068
Unrealized appreciation on forward foreign currency contracts	151,677
Receivable from investment manager	15,396
Prepaid expenses	55,589
Total Assets	83,169,699

Liabilities:
Investments sold short, at value (proceeds received $39,728,548)	39,619,309
Payable to broker for collateral for securities sold short	317,722
Dividends payable on securities sold short	88,142
Unrealized depreciation on forward foreign currency contracts	17,606
Foreign currency overdraft, at value (Cost — $17,511)	17,075
Trustees’ fees payable	990
Service and/or distribution fees payable	70
Accrued expenses	97,991
Total Liabilities	40,158,905
Total Net Assets	$43,010,794

Net Assets:
Par value (Note 7)	$41
Paid-in capital in excess of par value	42,832,160
Undistributed net investment income	306,098
Accumulated net realized loss on investments, short sales, forward foreign currency contracts and foreign currency transactions	(3,168,947)
Net unrealized appreciation on investments, short sales, forward foreign currency contracts and foreign currencies	3,041,442
Total Net Assets	$43,010,794

See Notes to Financial Statements.

34	QS Global Market Neutral Fund 2018 Annual Report

Net Assets:
Class A	$139,877
Class C	$51,181
Class I	$4,807,360
Class IS	$38,012,376

Shares Outstanding:
Class A	13,516
Class C	4,955
Class I	461,513
Class IS	3,644,634

Net Asset Value:
Class A (and redemption price)	$10.35
Class C*	$10.33
Class I (and redemption price)	$10.42
Class IS (and redemption price)	$10.43
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$10.98

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	35

Statement of operations

For the Year Ended September 30, 2018

Investment Income:
Dividends and distributions	$1,098,749
Return of capital	(35,682)
Net Dividends and Distributions	1,063,067
Interest	106,752
Less: Foreign taxes withheld	(75,448)
Total Investment Income	1,094,371

Expenses:
Dividend expense on securities sold short	676,906
Investment management fee (Note 2)	401,589
Registration fees	71,853
Custody fees	49,738
Audit and tax fees	41,616
Fund accounting fees	41,211
Legal fees	31,158
Shareholder reports	16,078
Trustees’ fees	6,209
Transfer agent fees (Note 5)	1,437
Service and/or distribution fees (Notes 2 and 5)	656
Insurance	442
Interest expense	117
Fees recaptured by investment manager (Note 2)	50
Miscellaneous expenses	4,223
Total Expenses	1,343,283
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(199,748)
Net Expenses	1,143,535
Net Investment Loss	(49,164)

Realized and Unrealized Gain (Loss) on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	668,560
Securities sold short	(3,268,879)
Forward foreign currency contracts	939,618
Foreign currency transactions	(21,623)
REIT distributions	6,341
Net Realized Loss	(1,675,983)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,498,365
Securities sold short	773,249
Forward foreign currency contracts	(88,266)
Foreign currencies	(320,460)
Change in Net Unrealized Appreciation (Depreciation)	1,862,888
Net Gain on Investments, Short Sales, Forward Foreign Currency Contracts and Foreign Currency Transactions	186,905
Increase in Net Assets From Operations	$137,741

See Notes to Financial Statements.

36	QS Global Market Neutral Fund 2018 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2018	2017

Operations:
Net investment loss	$(49,164)	$(27,134)
Net realized gain (loss)	(1,675,983)	3,950
Change in net unrealized appreciation (depreciation)	1,862,888	684,389
Increase in Net Assets From Operations	137,741	661,205

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(431,007)	—
Decrease in Net Assets From Distributions to Shareholders	(431,007)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	4,474,739	39,188,464
Reinvestment of distributions	430,486	—
Cost of shares repurchased	(2,587,607)	(5,135,645)
Increase in Net Assets From Fund Share Transactions	2,317,618	34,052,819
Increase in Net Assets	2,024,352	34,714,024

Net Assets:
Beginning of year	40,986,442	6,272,418
End of year*	$43,010,794	$40,986,442
*Includes undistributed net investment income/accumulated net investment loss respectively, of:	$306,098	$(201,564)

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	37

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2018	2017	2016[2]

Net asset value, beginning of year	$10.44	$9.62	$10.00

Income (loss) from operations:
Net investment loss	(0.04)	(0.12)	(0.16)
Net realized and unrealized gain (loss)	0.04	0.94	(0.22)
Total income (loss) from operations	0.00	0.82	(0.38)

Less distributions from:
Net investment income	(0.09)	—	—
Total distributions	(0.09)	—	—

Net asset value, end of year	$10.35	$10.44	$9.62
Total return[3]	(0.13)%	8.52%	(3.80)%

Net assets, end of year (000s)	$140	$194	$96

Ratios to average net assets:
Gross expenses	3.67%[4]	6.13%	9.69%[5]
Net expenses[6,7]	3.20 [4]	3.38	4.09 [5]
Net investment loss	(0.35)	(1.18)	(1.97) [5]

Portfolio turnover rate[8]	64%	100%	143%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.55%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended September 30, 2018, 576% for the year ended September 30, 2017 and 398% for the period ended September 30, 2016.

See Notes to Financial Statements.

38	QS Global Market Neutral Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2018[2]

Net asset value, beginning of period	$10.09

Income (loss) from operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.25
Total income from operations	0.24

Net asset value, end of period	$10.33
Total return[3]	2.28%

Net assets, end of period (000s)	$51

Ratios to average net assets:
Gross expenses	4.68%[4]
Net expenses[5]	4.03 [4]
Net investment loss	(0.54) [4]

Portfolio turnover rate[7]	64%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 16, 2018 (inception date) to September 30, 2018.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.30%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended September 30, 2018.

[8]	For the year ended September 30, 2018.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	39

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2018	2017	2016[2]

Net asset value, beginning of year	$10.50	$9.64	$10.00

Income (loss) from operations:
Net investment loss	(0.01)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	0.04	0.95	(0.25)
Total income (loss) from operations	0.03	0.86	(0.36)

Less distributions from:
Net investment income	(0.11)	—	—
Total distributions	(0.11)	—	—

Net asset value, end of year	$10.42	$10.50	$9.64
Total return[3]	0.18%	8.81%	(3.50)%

Net assets, end of year (000s)	$4,807	$4,378	$1,545

Ratios to average net assets:
Gross expenses	3.18%[4]	5.98%[4]	9.01%[5]
Net expenses[6,7]	2.71%[4]	3.24 [4]	3.99 [5]
Net investment loss	(0.12)	(0.88)	(1.36) [5]

Portfolio turnover rate[8]	64%	100%	143%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.20%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended September 30, 2018, 576% for the year ended September 30, 2017 and 398% for the period ended September 30, 2016.

See Notes to Financial Statements.

40	QS Global Market Neutral Fund 2018 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2018	2017	2016[2]

Net asset value, beginning of year	$10.51	$9.65	$10.00

Income (loss) from operations:
Net investment loss	(0.01)	(0.02)	(0.14)
Net realized and unrealized gain (loss)	0.04	0.88	(0.21)
Total income (loss) from operations	0.03	0.86	(0.35)

Less distributions from:
Net investment income	(0.11)	—	—
Total distributions	(0.11)	—	—

Net asset value, end of year	$10.43	$10.51	$9.65
Total return[3]	0.18%	8.91%	(3.50)%

Net assets, end of year (000s)	$38,012	$36,415	$4,631

Ratios to average net assets:
Gross expenses	3.17%[4]	5.52%	9.40%[5]
Net expenses[6,7]	2.70%[4]	2.81	3.78 [5]
Net investment loss	(0.11)	(0.17)	(1.66) [5]

Portfolio turnover rate[8]	64%	100%	143%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 30, 2015 (inception date) to September 30, 2016.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.10%. In addition, the ratio of the total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[8]

Excluding short sale transactions. If short sale transactions had been included, the portfolio turnover rate would have been 141% for the year ended September 30, 2018, 576% for the year ended September 30, 2017 and 398% for the period ended September 30, 2016.

See Notes to Financial Statements.

QS Global Market Neutral Fund 2018 Annual Report	41

Notes to financial statements

1. Organization and significant accounting policies

QS Global Market Neutral Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

42	QS Global Market Neutral Fund 2018 Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Global Market Neutral Fund 2018 Annual Report	43

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Communication services	$224,576	$315,824	—	$540,400
Consumer discretionary	2,765,292	4,085,081	—	6,850,373
Consumer staples	684,465	1,856,312	—	2,540,777
Energy	708,146	2,399,105	—	3,107,251
Financials	1,619,841	2,681,076	—	4,300,917
Health care	2,193,507	509,028	—	2,702,535
Industrials	1,460,468	5,878,394	—	7,338,862
Information technology	3,234,718	2,686,231	—	5,920,949
Materials	1,244,671	3,360,224	—	4,604,895
Real estate	572,760	628,482	—	1,201,242
Utilities	—	488,038	—	488,038
Total long-term investments	14,708,444	24,887,795	—	39,596,239
Short-term investments†	1,484,877	—	—	1,484,877
Total investments	$16,193,321	$24,887,795	—	$41,081,116
Other financial instruments:
Forward foreign currency contracts	—	$151,677	—	$151,677
Total	$16,193,321	$25,039,472	—	$41,232,793

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short†:
Common stocks:
Communication services	$885,021	$1,002,817	—	$1,887,838
Consumer discretionary	2,126,481	3,994,334	—	6,120,815
Consumer staples	863,102	1,599,004	—	2,462,106
Energy	2,286,586	721,519	—	3,008,105
Financials	1,709,242	2,667,064	—	4,376,306
Health care	1,208,442	1,406,191	—	2,614,633
Industrials	1,731,338	5,774,325	—	7,505,663
Information technology	3,354,303	1,938,602	—	5,292,905
Materials	1,171,563	3,349,175	—	4,520,738
Real estate	389,526	979,607	—	1,369,133
Utilities	327,120	133,947	—	461,067
Total securities sold short	16,052,724	23,566,585	—	39,619,309
Forward foreign currency contracts	—	17,606	—	17,606
Total	$16,052,724	$23,584,191	—	$39,636,915

†	See Schedule of Investments for additional detailed categorizations.

44	QS Global Market Neutral Fund 2018 Annual Report

For the year ended September 30, 2018, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2018, securities valued at $24,887,795 and securities sold short valued at $23,566,585 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. If the market value of the security sold short increases, additional collateral may be required. The amount of collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

QS Global Market Neutral Fund 2018 Annual Report	45

Notes to financial statements (cont’d)

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or

46	QS Global Market Neutral Fund 2018 Annual Report

limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of September 30, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $17,606. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivative counterparties.

QS Global Market Neutral Fund 2018 Annual Report	47

Notes to financial statements (cont’d)

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

48	QS Global Market Neutral Fund 2018 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$987,833	$(987,833)

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and partnership investments.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Investors, LLC (“QS Investors”) is the Fund’s subadviser. Western Asset Management Company, LLC (formerly Western Asset Management Company) (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Investors and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.95% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Investors monthly an aggregate fee equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including costs of any securities borrowing arrangement); dividend and interest expense on securities sold short, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class I and Class IS shares did not exceed 1.55%, 2.30%, 1.20% and 1.10%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of dividend and/or interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

QS Global Market Neutral Fund 2018 Annual Report	49

Notes to financial statements (cont’d)

During the year ended September 30, 2018, fees waived and/or expenses reimbursed amounted to $199,748.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I	Class IS
Expires September 30, 2019	$4,569	—	$47,607	$220,331
Expires September 30, 2020	3,302	—	46,377	175,816
Expires September 30, 2021	1,041	$68	20,800	177,839
Total fee waivers/expense reimbursements subject to recapture	$8,912	$68	$114,784	$573,986

For the year ended September 30, 2018, fee waivers and/or expense reimbursements recaptured by LMPFA, if any were as follows:

	Class A	Class I	Class IS
LMPFA recaptured	$3	$8	$39

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2018, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2018, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2018, Legg Mason and its affiliates owned 88% of the Fund.

50	QS Global Market Neutral Fund 2018 Annual Report

3. Investments

During the year ended September 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Investments[1]
Purchases	$24,804,881
Sales	25,999,268

[1]	Excluding securities sold short and covers on securities sold short in the amount of $55,054,790 and $54,978,421, respectively.

At September 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$38,228,926	$5,175,821	$(2,323,631)	$2,852,190
Forward foreign currency contracts	—	151,677	(17,606)	134,071
Securities sold short	(39,728,548)	3,092,316	(2,983,077)	109,239

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2018.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$151,677

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$17,606

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activi-ties on the Fund’s Statement of Operations for the year ended September 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$939,618

QS Global Market Neutral Fund 2018 Annual Report	51

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(88,266)

During the year ended September 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Forward foreign currency contracts (to buy)†	$21,528
Forward foreign currency contracts (to sell)	21,679,963

†	At September 30, 2018, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$122,018	—	$122,018	—	$122,018
Citibank N.A.	—	$(13,225)	(13,225)	—	(13,225)
Northern Trust Co.	29,659	(4,381)	25,278	—	25,278
Total	$151,677	$(17,606)	$134,071	—	$134,071

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A and Class C shares calculated at the annual rate of 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$551	$302
Class C1	105	1
Class I	—	282
Class IS	—	852
Total	$656	$1,437

[1]	For the period July 16, 2018 (inception date) to September 30, 2018.

52	QS Global Market Neutral Fund 2018 Annual Report

For the year ended September 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,041
Class C1	68
Class I	20,800
Class IS	177,839
Total	$199,748

[1]	For the period July 16, 2018 (inception date) to September 30, 2018

6. Distributions to shareholders by class

	Year Ended September 30, 2018	Year Ended September 30, 2017
Net Investment Income:
Class A	$1,596	—
Class C1	—	—
Class I	45,019	—
Class IS	384,392	—
Total	$431,007	—

[1]	For the period July 16, 2018 (inception date) to September 30, 2018

7. Shares of beneficial interest

At September 30, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	21,053	$220,160	8,545	$85,857
Shares issued on reinvestment	155	1,596	—	—
Shares repurchased	(26,237)	(269,801)	—	—
Net increase (decrease)	(5,029)	$(48,045)	8,545	$85,857

Class C1
Shares sold	4,955	$50,000	—	—
Net increase	4,955	$50,000	—	—

Class I
Shares sold	40,059	$410,000	266,921	$2,800,000
Shares issued on reinvestment	4,354	45,019	—	—
Shares repurchased	—	—	(10,000)	(104,700)
Net increase	44,413	$455,019	256,921	$2,695,300

QS Global Market Neutral Fund 2018 Annual Report	53

Notes to financial statements (cont’d)

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class IS
Shares sold	362,605	$3,794,579	3,465,904	$36,302,607
Shares issued on reinvestment	37,089	383,871	—	—
Shares repurchased	(220,912)	(2,317,806)	(480,052)	(5,030,945)
Net increase	178,782	$1,860,644	2,985,852	$31,271,662

[1]	For the period July 16, 2018 (inception date) to September 30, 2018.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2018	2017
Distributions paid from:
Ordinary income	$431,007	—

As of September 30, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$538,628
Deferred capital losses*	(3,108,038)
Other book/tax temporary differences(a)	(183,634)
Unrealized appreciation (depreciation)(b)	2,931,637
Total accumulated earnings (losses) — net	$178,593

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the difference between the book and tax cost basis of investments in real estate investment trusts and basis adjustments on partnership investments.

54	QS Global Market Neutral Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of QS Global Market Neutral Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of QS Global Market Neutral Fund (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statement of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2018

We have served as the auditor of one or more investment companies in Legg Mason investment company group since 1973. We have not determined the specific year we began serving as auditor.

QS Global Market Neutral Fund 2018 Annual Report	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Global Market Neutral Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

56	QS Global Market Neutral Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); formerly, Board Member, Bridges School (pre- school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 19 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp. (2003 to 2017)

QS Global Market Neutral Fund	57

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Rights Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (consumer outdoor recreation brands); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing)

58	QS Global Market Neutral Fund

Interested Trustee
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	138
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Global Market Neutral Fund	59

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

60	QS Global Market Neutral Fund

Executive Officers cont’d
Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)
Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Global Market Neutral Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2018:

Record date:	12/19/2017
Payable date:	12/20/2017
Ordinary income:
Qualified dividend income for individuals	39.68%
Dividends qualifying for the dividends
received deduction for corporations	12.82%

Please retain this information for your records.

62	QS Global Market Neutral Fund

QS

Global Market Neutral Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Investors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon (“BNY”)*

*	Effective April 9, 2018, BNY became custodian.

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Global Market Neutral Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Global Market Neutral Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Global Market Neutral Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

QSIN316994 11/18 SR18-3476

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2017 and September 30, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $214,935 in September 30, 2017 and $306,746 in September 30, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2017 and $0 in September 30, 2018.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,852 in September 30, 2017 and $45,424 in September 30, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2017 and $0 in September 30, 2018, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2017 and September 30, 2018; Tax Fees were 100% and 100% for September 30, 2017 and September 30, 2018; and Other Fees were 100% and 100% for September 30, 2017 and September 30, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $271,895 in September 30, 2017 and $477,227 in September 30, 2018.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 21, 2018